Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 30, 2019

1. Effective May 21, 2019, Janice M. Guimond has resigned her position as an officer of the Fund due to retirement and is replaced by Monica L. Kleve. The information below relating to Ms. Kleve replaces similar information relating to Ms. Guimond in the table under the heading “Fund Management – The Fund’s Directors and Officers – Officers.”

Name, Address, and Year of Birth	Position with Fund and Length of Service[2]	Principal Occupation During the Past 5 Years
Monica L. Kleve 625 Fourth Avenue South Minneapolis, MN (1969)	Vice President since 2019	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial since 2002

(2)

Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the Board until their successors are duly appointed and qualified.

2. Effective July 31, 2019, Kent L. White, CFA has been named as a portfolio manager of Thrivent Multidimensional Income Portfolio, and Conrad E. Smith, CFA is no longer a portfolio manager for the Portfolio. Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA and Stephen D. Lowe, CFA will continue to serve as portfolio managers of the Portfolio.

3. In the “Investment Adviser, Investment Subadvisers and Portfolio Managers” section, the table under the heading “Thrivent Financial Portfolio Managers – Other Accounts Managed by the Thrivent Financial Portfolio Managers” is revised to include updated information for Mr. White as of June 30, 2019.

	Other Registered Investment Companies[1]		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Kent L. White[3]	4	$2,318,928,485	2	$146,819,231

(1)

The “Other Registered Investment Companies” represent series of Thrivent Mutual Funds, which have substantially similar investment objectives and policies as the Portfolio(s) managed by the portfolio manager listed.

(3)	In addition to series of Thrivent Mutual Funds, the “Other Registered Investment Companies” represent series of Thrivent Core Funds.

4. The table under the heading “Thrivent Financial Portfolio Managers – Ownership in the Portfolios” in the “Investment Adviser, Investment Subadvisers and Portfolio Managers” section is revised to include updated information for Mr. White as of June 30, 2019.

Portfolio Manager	Portfolio	Portfolio Ownership	Fund[1]	Fund Ownership	Ownership in Fund Complex[2]
Kent L. White	Thrivent Income Portfolio	None	Thrivent Income Fund	$100,001- $500,000	$500,001- $1,000,000

	Thrivent Multidimensional Income Portfolio	None	Thrivent Multidimensional Income Fund	None

	Thrivent Opportunity Income Plus Portfolio	None	Thrivent Opportunity Income Plus Fund	None

(1)

Each Fund listed is a series of Thrivent Mutual Funds, is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Portfolio listed.

(2)	Ownership in Fund Complex includes investments in Thrivent Series Fund, Inc., Thrivent Mutual Funds, and Thrivent Church Loan and Income Fund.

5. Shareholders of Thrivent Large Cap Growth Portfolio recently approved a reclassification of the Fund from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940. This change will be implemented on or about August 9, 2019. Accordingly, the third fundamental investment restriction under “Investment Policies and Restrictions – Investment Limitations,” which relates to diversification, does not apply to Thrivent Large Cap Growth Portfolio.

The date of this Supplement is July 31, 2019.

Please include this Supplement with your Statement of Additional Information.

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